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                        EXHIBIT A: Joint Filing Agreement
                        ---------------------------------


     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of Align Technologies, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

           [Remainder of this page has been left intentionally blank.]

                              Page 14 of 16 pages

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                              Signature Page 1 of 2

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 13th day of February, 2002.

                     CARLYLE PARTNERS III, L.P.

                              By:   TC Group III, L.P., its General Partner
                              By:   TC Group III, L.L.C., its General Partner
                              By:   TC Group, L.L.C., its Managing Member
                              By:   TCG Holdings, L.L.C., its Managing Member

                              By:   /s/ Willam E. Conway, Jr.
                                    --------------------------------------------
                              Name: Willam E. Conway, Jr.
                                    ---------------------
                              Title: Managing Director

                     CP III COINVESTMENT, L.P.

                              By:   TC Group III, L.P., its General Partner
                              By:   TC Group III, L.L.C., its General Partner
                              By:   TC Group, L.L.C., its Managing Member
                              By:   TCG Holdings, L.L.C., its Managing Member

                              By:   /s/ Willam E. Conway, Jr.
                                    --------------------------------------------
                              Name: Willam E. Conway, Jr.
                              Title:  Managing Director


                     TC GROUP III, L.P.

                              By:   TC Group III, L.L.C., its General Partner
                              By:   TC Group, L.L.C., its Managing Member
                              By:   TCG Holdings, L.L.C., its Managing Member

                              By:   /s/ Willam E. Conway, Jr.
                                    --------------------------------------------
                              Name: Willam E. Conway, Jr.
                                    --------------------------
                              Title:  Managing Director

                     TC GROUP III, L.L.C.

                              By:   TC Group, L.L.C., its Managing Member
                              By:   TCG Holdings, L.L.C., its Managing Member

                              By:   /s/  Willam E. Conway, Jr.
                                    --------------------------------------------
                              Name: Willam E. Conway, Jr.
                              Title:  Managing Director

                     TC GROUP, L.L.C.

                              By:   TCG Holdings, L.L.C., its Managing Member

                              Page 15 of 16 pages




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                                        By:  /s/ Willam E. Conway, Jr.
                                             ----------------------------------
                                        Name: Willam E. Conway, Jr.
                                        Title:  Managing Director

                               TCG HOLDINGS, L.L.C.

                                        By:  /s/ Willam E. Conway, Jr.
                                             ----------------------------------
                                        Name:  Willam E. Conway, Jr.
                                        Title:  Managing Director